EXHIBIT 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION AGREEMENT

NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the 29th day of June, 2011.

BETWEEN:

VIKING INVESTMENTS GROUP LLC., a corporation incorporated under the laws of The Federation of St. Kitts and Nevis, having a corporate office at 1515 West Nanjing Road, 10th Floor, Shanghai, 200040, P.R. China (hereinafter called the "Subscriber" or “Viking”)

OF THE FIRST PART

AND:

SINOCUBATE, Inc., a Nevada corporation, having a corporate office at 65 Broadway, 7th Floor, New York, NY 10006, USA. (hereinafter called the “Corporation")
OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. DEFINITIONS

1.1 The following terms will have the following meanings for all purposes of this Agreement.

(a) "Agreement" means this Agreement, and all schedules and amendments to in the Agreement;

(b) “Common Stock” means the shares of Common Stock of the Corporation, $0.001 par value per share;

(c) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(d) "Offering" means the offering of the Shares by the Corporation;

(e) “Purchase Price” means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement;

(f) "SEC" means the United States Securities and Exchange Commission;

(g) "Securities Act" means the United States Securities Act of 1933, as amended;

(h) "Shares" means those shares of Common Stock to be purchased by the Subscriber; and

(i) “Subscriber” means the Subscriber executing the signature page to this Agreement.

1.2 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2. PURCHASE AND SALE OF SHARES

2.1 Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation such number of Shares as is set forth upon the signature page hereof at a price equal to $0.25 per Share. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2 The Subscriber will complete the purchase of the Shares by delivering to the Corporation, within 45 days after the execution and delivery of this Agreement, payment of the Purchase Price by delivering 100,000 shares of common stock in China Wood, Inc., publicly trading in the United States, with the ticker CNWD, owned by Viking. In determining the fair value of the shares, SINOCUBATE and VIKING agreed to use, where applicable, the closing bid price for the most recent trading days prior to the closing day of the transaction (where applicable). See Exhibit I.

2.3 Upon execution by the Corporation, the Corporation agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Corporation's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

2.4 Any acceptance by the Corporation of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.5 The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.6 The Subscriber acknowledges and agrees that the subscription for the Shares and the Corporation's acceptance of the subscription is not subject to any minimum subscription for the Offering.

3. REGULATION S AGREEMENTS OF THE SUBSCRIBER

3.1 The Subscriber represents and warrants to the Corporation that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Securities Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i)	(i) organized or incorporated under the laws of any foreign jurisdiction; And

(ii)
formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

3.2 The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Shares was received.

3.3 The Subscriber acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4 The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

3.5 The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

3.6 The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.7 The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following, or equivalent, legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

4.1 The Subscriber, represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Shares to such Subscriber:

4.2 The Subscriber is an investor in securities of companies in the development stage and acknowledges that he/she/it is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that he/she/it is capable of evaluating the merits and risks of the investment in the Shares. The Subscriber can bear the economic risk of this investment, and, if the Subscriber is not an individual, was not organized for the purpose of acquiring the Shares.

4.3 The Subscriber has had full opportunity to review the Corporation’s periodic filings with the SEC pursuant to the Securities Act and the Securities Exchange Act of 1934 and additional information regarding the business and financial condition of the Corporation. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares. The Subscriber further represents that he/she/it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement.

4.4 The Subscriber acknowledges that the offering of the Shares by the Corporation has not been reviewed by the SEC and that the Shares are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

4.5 The Subscriber understands that the Shares he/she/it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that he/she/it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.6 The Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.7 The Subscriber is an "accredited investor", as such term is defined by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States privately and publicly-owned companies in private placements in the past and, with his representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

4.8 The Subscriber is not aware of any advertisement of the Shares.

4.9 This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.10 The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of his/her/its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within his/her/its jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Subscriber is resident.

4.11 The Subscriber is purchasing the Shares as principal for his/her/its own account and not for the benefit of any other person.

5. MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed

if to the Corporation:	SinoCubate, Inc.
Attn: Mr. Tom Simeo
tsimeo@sinocubate.com
65 Broadway, 7th Floor
New York, NY 10006
USA

If to the Subscriber:	Viking Investments Group LLC.
Attn: Ms. Elle Zhong
ezhong@vikinginvestments.com
Shanghai Kerry Centre
1515 Nanjing West Road, 10th Floor
Shanghai, 200040, P.R. China.

5.2 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.3 This Subscription Agreement will be governed by and construed in accordance with the laws of the City and State of New York, United States of America, applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the City and State of New York for the enforcement of this Subscription Agreement and waive any and all rights under the laws of any state or country to object to jurisdiction within the City and State of New York for the purposes of litigation to enforce this Subscription Agreement.

5.4 The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the date of this Subscription Agreement will survive the completion of the issuance of the Shares. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Shares and the Subscriber agrees to indemnify the Corporation and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at 65 Broadway, 7th Floor, New York, NY 10006, USA of any change in any statement or other information relating to the Subscriber set forth herein.

5.5 Time shall be of the essence hereof.

5.6 This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

5.7 The terms and provisions of this Subscription Agreement shall be binding upon and ensure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

5.8 The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

5.9 Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.10 The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

5.11 The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

5.12 The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

5.13 This Subscription Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

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IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NUMBER OF SHARES SUBSCRIBED FOR: 1,912,000

SUBSCRIBER:
Name of Subscriber:	Viking Investments Group LLC.

Signature of Authorized Signatory:	/s/ Elle Zhong

Name of Authorized Signatory:	Elle Zhong

Position of Authorized Signatory:	General Manager

Address of Subscriber:	1515 West Nanjing Road, 10th Floor, Shanghai, 200040, P.R. China

Jurisdiction of Incorporation of Subscriber:	The Federation of St. Kitts and Nevis

Telephone Number of Subscriber:	+ 86 (021) 5298 6257

ACCEPTED BY:
SINOCUBATE, INC.

Signature of Authorized Signatory:	/s/ Tom Simeo

Name of Authorized Signatory:	Tom Simeo

Position of Authorized Signatory:	Chairman